SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 1, 2001



                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




           DELAWARE                 0-31008                 98-0125787
--------------------------  ------------------------  --------------------------
      (State or Other       (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                       Identification Number)



        21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 731-3389
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                     ------
                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
                                   FORM 8-K/A

General:  This  report  on Form 8-K/A provides financial statements and exhibits
-------
required pursuant to Item 7, parts (a) and (b) of Form 8-K resulting from the acquisition of The Bluebook International, Inc. by The Bluebook International Holding Company (formerly known as Gama Computer Corporation) (the "Company"). Information required pursuant to Item 1, Changes in Control of Registrant; Item 2, Acquisition or Disposition of Assets; and Item 7, part (c), Exhibits, is included in Form 8-K filed by the Company on October 16, 2001.


Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
-------

     (a)  Financial  Statements  of  Business  Acquired

          Financial Statements of The Bluebook International, Inc. as of the year ended December 31, 2000 (audited) and the six month period ended June 30, 20001 (unaudited) are included herein. As of September 15, 2001, The Bluebook International, Inc. acquired all of the assets of Bluebook, a sole proprietorship, and therefore, Financial Statements of Bluebook, a sole proprietorship, as of the year ended December 31, 2000 (audited) and the six month period ended June 30, 20001 (unaudited) are also included herein.

     (b)  Pro  Forma  Financial  Information

          Consolidated Financial Statements of the Company, The Bluebook International, Inc. and Bluebook, a sole proprietorship, as of the year ended December 31, 2000 (audited) and the nine-month period ended September 30, 2001 (unaudited), were included in the Form 10-QSB filed by the Company on November 19, 2001, and are hereby incorporated herein by this reference.




                                     BLUEBOOK INTERNATIONAL, INC.
                                     (A DEVELOPMENT STAGE COMPANY)

                                     FINANCIAL STATEMENTS
                                     SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
                                     AND PERIOD FROM INCEPTION DECEMBER 5 TO
                                     DECEMBER 31, 2000

BLUEBOOK INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)

SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER 31, 2000




                                    CONTENTS



                                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                                   1


FINANCIAL STATEMENTS

     Balance sheets                                                            2

     Statements of income                                                      3

     Statement of stockholders' equity                                         4

     Statements of cash flows                                                  5

     Notes to financial statements                                           6-9

                          INDEPENDENT AUDITORS' REPORT



Board  of  Directors
Bluebook  International,  Inc.
(A  Development  Stage  Company)
Lake  Forest,  California


We have audited the accompanying balance sheet of Bluebook International, Inc. (a development stage company) as of December 31, 2000 and the related statements of income, stockholders' equity and cash flows for the period from inception December 5 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bluebook International, Inc. (a development stage company) as of December 31, 2000, and the results of its operations, stockholders' equity and its cash flows for the period from inception December 5 to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.




Los Angeles, California
September 17, 2001

BLUEBOOK INTERNATIONAL, INC
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000




                                                                    June 30, 2001   December 31, 2000
                                                                   ---------------  ------------------

                                                                     (unaudited)
ASSETS

Current assets
  Cash and cash equivalent                                         $       104,276  $          102,335
                                                                   ---------------  ------------------

    Total current assets                                                   104,276             102,335
                                                                   ---------------  ------------------

                                                                   $       104,276  $          102,335
                                                                   ===============  ==================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Due to stockholders                                              $        20,000  $           20,000
  Income tax payable                                                         1,440               1,150
                                                                   ---------------  ------------------

    Total current liabilities                                               21,440              21,150

Stockholders' equity
  Preferred stock, Series A Convertible, par value $0.01,                        -                   -
    authorized 1,250,000 shares, no shares issued and outstanding
  Preferred stock, Series B Convertible, par value $0.01,                        -                   -
    authorized 3,750,000 shares, no shares issued and outstanding
  Common stock, par value $0.01, authorized 45,000,000 shares                    -                   -
    issued and outstanding 7,083,332 shares                                 70,833              70,833
  Additional paid in capital                                                 9,167               9,167
  Retained earnings, accumulated during development stage                    2,836               1,185
                                                                   ---------------  ------------------

                                                                            82,836              81,185
                                                                   ---------------  ------------------

                                                                   $       104,276  $          102,335
                                                                   ===============  ==================



See accompaning Notes to Financial Statements

BLUEBOOK INTERNATIONAL, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF INCOME
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000




                                                                    Cummulative
                                         For the period from    For the period from
                    For the six months        inception              inception
                          ended             December 5 to          December 5 to
                      June 30, 2001         June 30, 2001        December 31, 2000
                     ---------------       ---------------      ------------------
                      (unaudited)           (unaudited)

Interest income       $         1,941       $         4,276      $            2,335

Income tax expense                290                 1,440                   1,150
                      ---------------       ---------------      ------------------
Net Income            $         1,651       $         2,836      $            1,185
                      ===============       ===============      ==================



See accompaning Notes to Financial Statements

BLUEBOOK INTERNATIONAL, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000




                                                           COMMON STOCK
                                                        ------------------
                                                         SHARES                ADDITIONAL     RETAINED
                                                         ISSUED    AMOUNT   PAID IN CAPITAL   EARNINGS    TOTAL
                                                        ---------  -------  ----------------  ---------  -------

Issuance of stock, December 5, 2000                     7,083,332  $70,833  $          9,167  $       -  $80,000

Net income, inception December 5 to December 31, 2000                                             1,185    1,185

Balance, December 31, 2000                              7,083,332   70,833             9,167      1,185   81,185

Net income, six months                                                                            1,651    1,651

                                                        ---------  -------  ----------------  ---------  -------
Balance, June 30, 2001 (unaudited)                      7,083,332  $70,833  $          9,167  $   2,836  $82,836
                                                        =========  =======  ================  =========  =======



See accompaning Notes to Financial Statements

BLUEBOOK INTERNATIONAL, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000




                                                                                       Cummulative
                                                                    For the period    For the period
                                                For the six months  from inception    from inception
                                                       ended        December 5 to     December 5 to
                                                   June 30, 2001    June 30, 2001   December 31, 2000
                                                  ---------------  ---------------  ------------------
                                                    (unaudited)      (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                      $         1,651  $         2,836  $            1,185
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Changes in operating assets and liabilities:
     Income taxes payable                                     290            1,440               1,150
                                                  ---------------  ---------------  ------------------

       Net cash provided by operating activities            1,941            4,276               2,335

CASH FLOWS FROM INVESTING ACTIVITIES                            -                -                   -

CASH FLOWS FROM FINANCING ACTIVITIES
  Loan from stockholders                                        -           20,000              20,000
  Proceeds from issuance of stocks                              -           80,000              80,000
                                                  ---------------  ---------------  ------------------

       Net cash provided from financing activities              -          100,000             100,000

NET CHANGE IN CASH AND CASH EQUIVALENT                      1,941          104,276             102,335

CASH AND CASH EQUIVALENT, BEGINNING OF YEAR               102,335                -                   -

                                                  ---------------  ---------------  ------------------
CASH AND CASH EQUIVALENT, END OF YEAR             $       104,276  $       104,276  $          102,335
                                                  ===============  ===============  ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Income taxes paid                               $             -  $             -  $                -
                                                  ===============  ===============  ==================


See accompaning Notes to Financial Statements

BLUEBOOK INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER 31, 2000



1.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  AND  BUSINESS  ACTIVITY

       Basis  of  presentation

          Bluebook International, Inc., (the "Company") was incorporated on December 5, 2000 under the laws of the State of Nevada. On September 15, 2001, the Company purchased 100% of the assets and business of Bluebook, a sole proprietorship, which has been in the business of developing and selling its manuals, The Bluebook of Cleaning, Reconstruction and Repair Cost ("The Bluebook") and Bluebook Estimating Software Technology ("B.E.S.T.") for over 37 years.

          The interim financial statements presented, have been prepared by the Company without audit and, in the opinion of the management, reflect all adjustments of a normal recurring nature necessary for a fair statement of (a) the results of operations for the period from December 5, to June 30, 2001, (b) the financial position at June 30, 2001 and (c) the cash flows for the six months ended June 30, 2001 and for the period from December 5, 2000 to June 30, 2001. Interim results are not necessarily indicative of results for a full year.

       Business  activity

          Until  September  15,  2001,  the  Company was in a development stage.
          After September 15, 2001, the principal business of the Company is developing and selling its manuals, The Bluebook and B.E.S.T. The Bluebook is a book in the form of both a desk and pocket size book containing the average unit costs attendant to the cleaning, reconstruction and repair industries. B.E.S.T. is a software format of The Bluebook which allows subscribers the option to retrieve The Bluebook data and calculate the cost to clean, reconstruct or repair, and then file claims electronically. Currently the Company is developing B.E.S.T. Net (TM), a web-based cost estimation and claims management software.

       Use  of  estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

       Cash  equivalents

          The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

BLUEBOOK INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER 31, 2000


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BUSINESS ACTIVITY -CONTINUED

       Fair  value  of  financial  instruments

          The fair value of the Company's financial instruments approximates the carrying value of the instruments.

       Income  taxes

          The Company utilizes the asset and liability method for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.


2.  CERTAIN  SIGNIFICANT  RISKS  AND  UNCERTAINTIES

       Dependency  on  key  management

          The future success or failure of the Company is dependent primarily upon the efforts of Daniel T. Josipovich and Mark A. Josipovich, two of the Company's principal founders. The Company does not have insurance covering such officers' partial or total liability. The Company has entered into employment contracts with the key officers of the Company to ensure their employment over five years.

       Concentration  of  credit  risk

          The Company maintains its checking and time deposit accounts with financial institutions with high credit ratings. At times the balance may exceed federally insured limits of $100,000.



3.  DUE  TO  STOCKHOLDERS

          Due to stockholders represents a $20,000 non-interest bearing loan from the stockholders. This loan is payable on demand.

BLUEBOOK INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER 31, 2000



4.  INCOME TAXES

     For the period ended December 31, 2000, the provision for income tax expense consists of the following:

          Current:
            Federal                                  $    350
            State                                         800
                                                     --------
                                                     $  1,150
                                                     ========

5.  SUBSEQUENT  EVENT

     On September 15, 2001, the Company acquired 100% of the assets and business of Bluebook, a sole proprietorship, for $1,000,000 and assumption of owner's liability up to $300,000. The majority stockholder of the Company was the owner of the sole proprietorship. Had the acquisition taken place as of June 30, 2001, the consolidated balance sheet would be as follows:

BLUEBOOK INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER  31,  2000


                                                                              June 30, 2001 (unaudited)
                                                        ---------------------------------------------------------------------
                                                        BB International    BB Sole Proprietor    Adjustments   Consolidated
                                                        -----------------  --------------------  -------------  -------------

     ASSETS
CURRENT ASSETS
     Cash and cash equivalent                           $         104,276  $            52,172   $          -   $     156,448
     Inventory                                                          -               29,325              -          29,325
                                                        -----------------  --------------------  -------------  -------------
     TOTAL CURRENT ASSETS                                         104,276               81,497              -         185,773
PURCHASED INTANGIBLES                                                   -                    -      1,254,790       1,254,790
PROPERTY AND EQUIPMENT, net                                             -               62,644              -          62,644
PROGRAM DEVELOPMENT COSTS, net                                          -              169,703              -         169,703
                                                        -----------------  --------------------  -------------  -------------
     TOTAL                                              $         104,276  $           313,844   $  1,254,790   $   1,672,910
                                                        =================  ====================  =============  =============


     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Due to stockholders                                $          20,000  $                 -   $  1,000,000   $   1,020,000
     Accounts payable and accrued expenses                                               7,567        245,039         252,606
     Income tax payable                                             1,440                                               1,440
                                                        -----------------  --------------------  -------------  -------------
     TOTAL CURRENT LIABILITIES                                     21,440                7,567      1,245,039       1,274,046

DEFERRED REVENUE                                                        -              316,028              -         316,028

STOCKHOLDERS' EQUITY
 Preferred stock, Series A, par value $0.01 authorized
   1,250,000 shares, issued and outstanding nil.                        -                                                   -
 Preferred stock, Series B, par value $0.01 authorized
   3,750,000 shares, issued and outstanding nil.                        -                                                   -
 Common stock, par value $0.01, authorized                              -                                                   -
   25,000,000 shares issued and outstanding
   7,083,332 shares                                                70,833                                              70,833
 Additional paid in capital                                         9,167                                               9,167
 Owners' equity                                                         -             (169,816)       169,816               -
 Current year net income                                            2,836              160,065       (160,065)          2,836
                                                        -----------------  --------------------  -------------  -------------
 TOTAL STOCKHOLDERS' EQUITY                                        84,276               (9,751)         9,751          84,276
                                                        -----------------  --------------------  -------------  -------------
 TOTAL                                                  $         104,276  $           313,844   $  1,254,790   $   1,672,910
                                                        =================  ====================  =============  =============

                                     BLUEBOOK, (A SOLE PROPRIETORSHIP)

                                     FINANCIAL STATEMENTS
                                     SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
                                     AND YEAR ENDED DECEMBER 31, 2000

BLUEBOOK, (A SOLE PROPRIETORSHIP)

SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000




                                    CONTENTS


                                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                                   1


FINANCIAL STATEMENTS

     Balance sheets                                                            2

     Statements of income and owner's equity                                   3

     Statements of cash flows                                                  4

     Notes to financial statements                                          5-10

                          INDEPENDENT AUDITORS' REPORT



Board  of  Directors
Bluebook, (a sole proprietorship)
Lake  Forest,  California


We have audited the accompanying balance sheet of Bluebook, (a sole proprietorship) as of December 31, 2000 and the related statement of income and owner's equity, and cash flows for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Bluebook, (a sole proprietorship) as of December 31, 2000, and the results of its operations and its cash flows for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



Los Angeles, California
September 17, 2001

BLUEBOOK, (A  SOLE PROPRIETORSHIP)
BALANCE SHEETS
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000




                                                             JUNE 30,   DECEMBER 31,
                                                               2001        2000
                                                           -----------  ------------
                                                           (UNAUDITED)

ASSETS
CURRENT ASSETS
  CASH AND CASH EQUIVALENT                                 $   52,172   $    83,097
  INVENTORY                                                    29,325             -

                                                           -----------  ------------
  TOTAL CURRENT ASSETS                                         81,497        83,097


PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION        62,644        71,509
PROGRAM DEVELOPMENT COSTS, NET OF ACCUMULATED AMORTIZATION    169,703       181,032
                                                           -----------  ------------

                                                           $  313,844   $   335,638
                                                           ===========  ============

LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES
  ACCOUNTS PAYABLE AND ACCRUED EXPENSES                    $    7,567   $     6,421
                                                           -----------  ------------

  TOTAL CURRENT LIABILITIES                                     7,567         6,421

DEFERRED REVENUE                                              316,028       400,613

OWNER'S EQUITY                                                 (9,751)      (71,396)
                                                           -----------  ------------

                                                           $  313,844   $   335,638
                                                           ===========  ============



See accompaning Notes to Financial Statements

BLUEBOOK, (A  SOLE PROPRIETORSHIP)
STATEMENTS OF INCOME AND OWNER'S EQUITY
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000




                                                 SIX MONTHS    FOR THE YEAR
                                                   ENDED          ENDED
                                                  JUNE 30,     DECEMBER 31,
                                                    2001           2000
                                                ------------  --------------
                                                 (UNAUDITED)

SALES, NET                                      $   431,928   $     644,450

OPERATING EXPENSES
  SELLING, GENERAL AND ADMINISTRATIVE EXPENSE       244,102         441,425
  DEPRECIATION AND AMORTIZATION EXPENSE              29,700          55,612
                                                ------------  --------------

                                                    273,802         497,037

OTHER INCOME                                          1,941           1,819
                                                ------------  --------------

NET INCOME                                          160,067         149,232
                                                ------------  --------------

OWNER'S EQUITY, BEGINNING OF YEAR (PERIOD)          (71,396)       (116,609)

DRAWING FOR THE YEAR (PERIOD)                      (118,438)       (411,760)

ADDITIONAL CAPITAL CONTRIBUTED                       20,016         307,741

                                                ------------  --------------
OWNER'S EQUITY, END OF YEAR (PERIOD)            $    (9,751)  $     (71,396)
                                                ============  ==============



See accompaning Notes to Financial Statements

BLUEBOOK, (A  SOLE PROPRIETORSHIP)
STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000



                                                        SIX MONTHS    FOR THE YEAR
                                                          ENDED          ENDED
                                                         JUNE 30,     DECEMBER 31,
                                                           2001           2000
                                                       ------------  --------------
                                                        (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
    NET INCOME                                         $   160,067   $     149,232
    ADJUSTMENTS TO RECONCILE NET INCOME TO
       NET CASH PROVIDED BY OPERATING ACTIVITIES:
          DEPRECIATION AND AMORTIZATION                     29,700          55,612
          CHANGES IN OPERATING ASSETS AND LIABILITIES:
            INVENTORY                                      (29,325)              -
            ACCOUNTS PAYABLE AND ACCRUED EXPENSES            1,146            (968)
            DEFERRED REVENUE                               (84,584)        (60,602)
                                                       ------------  --------------

            NET CASH PROVIDED BY OPERATING ACTIVITIES       77,004         143,274
                                                       ------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES
            PURCHASE OF PROPERTY AND EQUIPMENT              (2,070)        (39,985)
            PROGRAM DEVELOPMENT COSTS                       (7,437)        (35,542)
                                                       ------------  --------------

              NET CASH USED IN INVESTING ACTIVITIES         (9,507)        (75,527)
                                                       ------------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES
            OWNER'S WITHDRAWAL                            (118,438)       (411,760)
            OWNER'S CAPITAL CONTRIBUTION                    20,016         307,741
                                                       ------------  --------------

             NET CASH USED IN FINANCING ACTIVITIES         (98,422)       (104,019)
                                                       ------------  --------------

NET DEREASE IN CASH AND CASH EQUIVALENTS                   (30,925)        (36,272)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR (PERIOD)       83,097         119,369
                                                       ------------  --------------

CASH AND CASH EQUIVALENTS, END OF YEAR (PERIOD)        $    52,172   $      83,097
                                                       ============  ==============


See accompaning Notes to Financial Statements

BLUEBOOK, (A SOLE PROPRIETORSHIP)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000



1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  AND  BUSINESS  ACTIVITY

       Basis  of  presentation

          Bluebook, (the "Company") is a sole proprietorship which has been in the business of developing and selling its manuals, The Bluebook of Cleaning, Reconstruction and Repair Cost ("The Bluebook") and Bluebook Estimating Software Technology ("B.E.S.T."). for over 37 years.

          The financial statements have been prepared solely from the accounts of Bluebook and do not include the personal accounts of the owner or those of any other operation in which he is engaged.

          The interim financial statements presented, have been prepared by the Company without audit and, in the opinion of the management, reflect all adjustments of a normal recurring nature necessary for a fair statement of (a) the results of operations for the six months ended June 30, 2001, (b) the financial position at June 30, 2001 and (c) the cash flows for the six months ended June 30, 2001. Interim results are not necessarily indicative of results for a full year.

       Business  activity

          The principal business of the Company is developing and selling its manuals, The Bluebook and B.E.S.T The Bluebook is a book in the form of both a desk and pocket size book containing the average unit costs attendant to the cleaning, reconstruction and repair industries. B.E.S.T. is a software format of The Bluebook which allows subscribers the option to retrieve The Bluebook data and calculate the cost to clean, reconstruct or repair, and then file claims electronically. Currently the Company is developing B.E.S.T. Net (TM), a web-based cost estimation and claims management software.

          On September 15, 2001, the Company's assets and business was acquired by The Bluebook International Inc., a related party.

       Use  of  estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

BLUEBOOK, (A SOLE PROPRIETORSHIP)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BUSINESS ACTIVITY -CONTINUED

       Cash  equivalents

          The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

       Fair  value  of  financial  instruments

          The fair value of the Company's financial instruments approximates the carrying value of the instruments.

       Inventories

          Inventories which consist of The Bluebook and B.E.S.T., are stated at the lower of cost (first-in, first-out) or fair value.

       Property  and  equipment

          Property and equipment are stated at cost. Depreciation is computed using the straight-line method of depreciation over estimated useful lives ranging from 3 to 7 years.

       Patents and trademarks

          Patent  and trademark application costs are expensed as incurred.

       Advertising  costs

          Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are deferred and amortized over the period during which future benefits are expected to be received.

       Revenue  recognition

          Sales  of  The  Bluebook

          Revenues from sales of The Bluebook are recognized when delivery has occurred and significant risks and rewards of ownership have transferred to the buyer, provided that the price is fixed or determinable and ultimate collection is reasonably assured.

BLUEBOOK, (A SOLE PROPRIETORSHIP)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BUSINESS ACTIVITY -CONTINUED

       Revenue  recognition  -  Continued

          Subscription-based  products

          Revenues from sales of subscription-based products are primarily recognized ratably over the terms of the subscriptions. Subscription revenue received or receivable in advance of the delivery of services is included in deferred revenue. Incremental costs that are directly related to the subscription revenue, if material, are deferred and amortized over the subscription period.

          Software-related  products  and  services

          Revenues from software-related products are recognized when the following four criteria are met:
             -   Persuasive evidence of an arrangement exists;
             -   Delivery has occurred or services have been rendered;
             -   The fee or sales price is fixed or determinable; and
             -   Collectibility is reasonably assured.

          If the above criteria are met, the revenue generally is recognized ratably on a straight-line basis over the remaining useful-life of the software. Certain contracts specify separate fees for the software and the ongoing fees for maintenance and other support. If sufficient verifiable objective evidence of the fair value of each element of the arrangement exists, the elements of the contract are unbundled and the revenue for each element is recognized as appropriate.

       Computer  software  to  be  sold,  leased,  or  otherwise  marketed

          Statement of Financial Accounting Standard No. 86 (SFAS No. 86), "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed", applies to costs of both internally developed and purchased software. The capitalization of computer software begins upon the establishment of technological feasibility of the product, which the Company has defined as the completion of beta testing of a working product. Costs of purchased computer software that has no alternative future use will be accounted for in the same manner as the costs incurred to internally develop such software. Costs of purchased computer software that has an alternative future use will be capitalized and accounted for in accordance with its use.

BLUEBOOK, (A SOLE PROPRIETORSHIP)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BUSINESS ACTIVITY -CONTINUED

       Computer software to be sold, leased, or otherwise marketed - continued

          Costs of producing a product master incurred after establishing technological feasibility will be capitalized. Costs of maintenance, such as costs for error corrections and additions to keep the product updated, and customer support will be charged to operations. Costs incurred for duplicating the software, documenting and obtaining training materials from the product masters, and for physically packaging the product for distribution should be capitalized as inventory. The capitalized computer software costs are amortized on the straight-line method over the estimated economic life of the product, two years.


2.   CONCENTRATION  OF  CREDIT  RISK

          The Company maintains its checking and time deposit accounts with financial institutions with high credit ratings. At times the balance may exceed federally insured limits of $100,000.


3.   PROPERTY  AND  EQUIPMENT

          At June 30, 2001 and December 31, 2000, property and equipment consist of the following:

                                                  June 30, 2001  December 31,
                                                   (Unaudited)       2000
                                                  -------------  ------------

               Furniture                           $     10,620   $    10,620
               Software                                  20,035        19,074
               Office  equipment                         86,851        85,743
                                                  -------------  ------------
                                                        117,506       115,437
               Less accumulated depreciation             54,862        43,928
                                                  -------------  ------------
                                                   $     62,644   $    71,509
                                                   ============   ===========

BLUEBOOK, (A SOLE PROPRIETORSHIP)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000


4.   PROGRAM  DEVELOPMENT  COSTS

          At June 30, 2001 and December 31, 2000, program development costs consist of the following:

                                                 June 30, 2001     December 31,
                                                   (Unaudited)        2000
                                                 -------------   --------------

               Program development costs            $  263,510       $  256,074
               Less accumulated amortization            93,807           75,042
                                                 -------------   --------------
                                                    $  169,703       $  181,032
                                                 =============   ==============


5.   INCOME  TAXES

          The Company is a sole proprietorship; therefore, profits and losses are reportable by the owner on his respective income tax returns. Accordingly, no provision for income taxes has been reflected in these financial statements.


6.   RELATED  PARTY  TRANSACTIONS

          The Company rents its office from a stockholder on a monthly basis for $800 per month.


7.   COMMITMENTS  AND  CONTINGENCIES

          Operating  leases

               The Company leases certain equipment and vehicles which are accounted for as non-cancelable operating leases. Future minimum lease payments on leases with initial or remaining term in excess of one year as of December 31, 2000 are as follows:

                    2001            $10,451
                    2002             10,451
                    2003              8,554
                    2004              6,803
                    thereafter          819
                                   --------
                                    $37,078
                                   --------

BLUEBOOK, (A SOLE PROPRIETORSHIP)

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2000


8.   SUBSEQUENT  EVENT

          On September 15, 2001, all the assets and the business of the Company were acquired by The Bluebook International, a related party company, for $1,000,000 and assumption of owner's liability up to $300,000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

Date:  December 6, 2001              By:  /s/  Mark A. Josipovich
                                     -------------------------------------------
                                     Mark A. Josipovich, Chief Executive Officer